
MainStreetBank
MainStreetBank
MainStreetBank
CHOCOLATE CHOCOLATE

1130 Connecticut Ave NW, Washington, DC
(Across from the Mayflower Hotel)

2nd Quarter 2024 Performance

MainStreetBancshares, Inc.

Forward-looking statements and additional information

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and results of MainStreet Bancshares, Inc. or MainStreet Bank (the "Company").

The information contained in this presentation should be read in conjunction with the Company's most recent Form 10-K and all subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, each of which is available on the Securities and Exchange Commission's ("SEC") website (sec.gov).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks, assumptions and uncertainties that change over time, including those detailed in Form 10-K under the section, "Risk Factors".

As such, actual results could differ materially from those expressed or implied by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's current knowledge of the Company's business and operations. The Company disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

The accounting and reporting policies of the Company conform to U.S. Generally Accepted Accounting Principles (GAAP) and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Company's performance.

Branch lite business model

excellent for controlling overhead expenses

Bank established:	May 26, 2004
Headquarters:	Fairfax, VA
Branches:	6
Full time employees:	195
Assets per employee:	$10.7 million
Holding company established:	Feb 11, 2016

Headquarters
10089 Fairfax Blvd
Fairfax, VA 22030


D.C. Metro Area
Leesburg
Loudoun County
Dulles
Herndon
McLean
Washington
Fairfax
Arlington
District of Columbia
Arlington County
Fairfax County
Prince William County
MainStreet Bank Branch
Operations Center

Diverse primary market

Strong employment

Unemployment rate



16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
14.8%
10.0%
9.4%
7.2%
1/1/2008
9/1/2008
5/1/2009
1/1/2010
9/1/2010
5/1/2011
1/1/2012
9/1/2012
5/1/2013
1/1/2014
9/1/2014
5/1/2015
1/1/2016
9/1/2016
5/1/2017
1/1/2018
9/1/2018
5/1/2019
1/1/2020
9/1/2020
5/1/2021
1/1/2022
9/1/2022
5/1/2023
1/1/2024
US Unemployment Rate
DC MSA Unemployment Rate

Historic trend of low unemployment compared to overall U.S. - even during downturns

Diverse opportunities

Federal government

Georgetown, GW, American, Howard, George Mason, Gallaudet, Catholic, UMUC, Marymount

Defense Contracting CACI Lockheed Martin FTI SAIC

Dulles, Reagan, BWI, Amtrak

16 Fortune 500 Companies Amazon Boeing Raytheon Marriott

Highest median household income [1]

Tourism, hospitality, conventions NBA, NFL, MLS, NHL

Over 70 data centers and 70% of U.S. internet traffic [2]

1. Median Household Income, Loudoun County #1 and Fairfax County #4 (FRED)
2. Per DigitalTech.com

Share performance during current rate cycle

As of June 30, 2024			
Nasdaq Capital Markets:	MNSB	Market capitalization:	$135 million
Close common stock price:	$17.73	Preferred stock Nasdaq symbol:	MNSBP
Price / Tangible Book Value:	75%	Close preferred stock price:	$22.25
Common shares outstanding:	7,598,529	Tangible Book Value:	$23.72



Market Value
Dividend
$29.00
$27.00
$25.00
$23.00
$21.00
$19.00
$17.00
$15.00
$22.35
$29.68
Failure of SVB, First Republic, Signature, & Silvergate
$19.86
$24.39
New York Community Bank loan quality concerns
$25.75
$15.27
$17.73
Dividend $0.10
Dividend $0.10
Dividend $0.10
Dividend $0.10
Dividend $0.10
Dividend $0.10
Dividend $0.10
Dividend $0.10
10/1/2022
11/1/2022
12/1/2022
1/1/2023
2/1/2023
3/1/2023
4/1/2023
5/1/2023
6/1/2023
7/1/2023
8/1/2023
9/1/2023
10/1/2023
11/1/2023
12/1/2023
1/1/2024
2/1/2024
3/1/2024
4/1/2024
5/1/2024
6/1/2024

Market data is from Yahoo Finance

Summary of financial performance

		2Q24	1Q24	4Q23	3Q23
Profitability	EPS	$0.27	$0.36	$0.61	$0.77
	Efficiency ratio	78.38%	75.77%	62.33%	58.49%
	ROAA[2]	0.50%	0.65%	1.02%	1.30%
	ROAE[2]	4.70%	5.97%	9.42%	11.80%
	ROATCE[2]	5.85%	7.37%	11.63%	14.53%
	Net interest margin[1,2,3]	3.15%	3.24%	3.49%	3.97%
Balance Sheet	Net loans ($000)	$1,778,840	$1,727,110	$1,705,137	$1,681,444
	Total deposits ($000)	$1,755,363	$1,732,735	$1,686,127	$1,683,190
	Total assets ($000)	$2,093,746	$2,070,015	$2,035,432	$2,021,491
	ACL / gross loans	0.97%	0.98%	1.01%	1.01%
	NCOs / avg loans	0.08%	0.03%	0.03%	0.00%
	Total equity/tangible assets[3]	10.82%	10.86%	10.96%	10.65%

[1] tax-equivalent yield [2] annualized [3] non-GAAP

Well-managed liquidity

Quarterly liquidity monitoring results

Metric	2Q24	1Q24	4Q23	3Q23
Liquidity coverage ratio (LCR)[1]	122%	125%	133%	164%
Core deposit ratio [2]	78%	76%	74%	68%
FDIC insured / total deposits [3]	78%	78%	77%	76%
	(millions)			
High quality liquid assets[4]	$167	$189	$180	$180
Secured line available balance	$517	$507	$505	$487
Unsecured line of credit	$129	$129	$114	$129
Total available funding sources	$646	$636	$619	$616

[1] LCR = High quality liquid assets / Total net 30-day cash outflow. Target > 100%
[2] Bank-defined core deposit ratio
[3] Bank level metric
[4] High quality liquid assets = cash & due from banks, fed funds sold, unencumbered securities, and cash surrender value of bank-owned life insurance

Loan beta steadfast through rate cycle

deposit beta cresting

Performance against effective Fed Funds rate


Cost of Funds
Effective Fed Funds Rate
Yield on Assets
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Collapse of SVB, First Republic, Silvergate, Heartland
01/22
03/22
05/22
07/22
09/22
11/22
01/23
03/23
05/23
07/23
09/23
11/23
01/24
03/24
05/24

54%
Cumulative cycle loan beta [1]

63%
Cumulative cycle deposit beta [1]

[1] Cumulative cycle deposit beta is the change in interest expense on total deposits relative to the change in the average effective fed funds rate over the interest rate cycle commencing 1Q2022. Likewise, the cumulative cycle loan beta is the change in loan interest income relative to the same denominator.

Net interest margin levels off



Monthly net interest margin[1]
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
4.88%
4.35%
4.06%
3.82%
3.37%
3.23%
3.13%
Customers held higher levels of low-cost deposits during April
Jan 23
Feb 23
Mar 23
Apr 23
May 23
Jun 23
Jul 23
Aug 23
Sep 23
Oct 23
Nov 23
Dec 23
Jan 24
Feb 24
Mar 24
Apr 24
May 24
Jun 24

[1] Tax-equivalent yield (TEY)

Core deposits reflect community engagement

Deposit type / total deposits



50%
23%
27%
52%
24%
24%
35%
26%
39%
33%
38%
29%
40%
36%
24%
42%
23%
35%
41%
21%
38%
42%
20%
38%
41%
18%
41%
2018
2019
2020
2021
2022
3Q23
4Q23
1Q24
2Q24
Interest-Bearing DDAs
Non-Interest Bearing DDAs
Time Deposits

Deposits 2Q24 ($MM)

Core[1]	$1,376	78%
Non-core	$379	22%
Total	$1,755	100%

[1] Bank-defined core deposits

Core deposits are efficiently structured

	June 30, 2024			
Type	Balance (millions)	Percent of total	Weighted avg rate	Weighted maturity
Non-interest-bearing DDA	$315	23%		
Low-cost transactional [1]	$52	4%	0.20%	
Interest bearing	$601	43%	4.75%	
Term	$408	30%	4.90%	7 mos
Total core deposits	**$1,376**	**100%**	**3.48%**	

Non-interest and low-cost deposits total **27%** of core deposits

[1] Interest bearing deposits with rates at or below 1%

Non-core deposits are well structured

flexibility and diversity for anticipated interest rate environment

	June 30, 2024			
Type	Balance (millions)	Percent of total	Weighted avg. rate	Weighted maturity
Money market deposits	$63	17%	5.55%	
Term with call option[1]	$173	45%	5.17%	39 mos
Term	$143	38%	4.66%	12 mos
Total non-core deposits	**$379**	**100.0%**	**5.04%**	

62% of non-core deposits are adjustable

[1] Callable at Bank's discretion

Loan portfolio dynamics are stable

Average new loan size[1] and legal lending limit by year



(000's)
Average New Loan Size
Legal Lending Limit
$12,519
$21,354
$23,684
$28,430
$34,104
$42,986
$46,810
$47,320
$1,008
$1,403
$1,397
$2,330
$2,045
$3,323
$2,309
$1,911
2017
2018
2019
2020
2021
2022
2023
2024 YTD

2Q24 composition



Res. Real Estate 12%
Construction 23%
C&I 5%
Multi-Family 13%
$1.8 billion
Owner Occupied CRE 19%
Non-Owner Occupied CRE 28%

[1] Average loan size excludes consumer loans

Loan rate structure is well suited

for anticipated interest rate environment

June 30, 2024 – Total Loans of $1.8B

63% rate resets beyond 6 months [1]

37% rate resets within 6 months [2]

57% with a weighted average floor rate of 6.48% up 19bp from previous quarter

[1] Loans include all fixed-rate and floating loans with a rate repricing date more than 6-months from quarter-end

[2] Loans are loans that can reprice immediately or have a rate repricing date within 6-months from quarter-end

CRE concentration is well managed



Investor CRE as a % of total capital
372%
364%
373%
373%
365%
367%
141%
140%
139%
138%
130%
130%
231%
224%
234%
235%
235%
237%
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
Investor CRE
Construction

Loan portfolio is proactively managed

Criticized & classified loans over five quarters

Current Balance in ($ millions)	6/30/2023		9/30/2023		12/31/2023		3/31/2024		6/30/2024	
	Number of Relationships	Current balance	Number of Relationships	Current balance	Number of Relationships	Current balance	Number of Relationships	Current balance	Number of Relationships	Current balance
Criticized	-	-	1	$16.0	2	$19.0	1	$16.0	1	$15.9
Classified	8	$10.4	8	$10.4	9	$21.2	7	$11.3	8	$12.7
Non-Performing			1	$0.3	3	$1.0	5	$9.8	9	$20.7
Totals	**8**	**$10.4**	**10**	**$26.7**	**14**	**$41.2**	**13**	**$37.1**	**18**	**$49.3**

Criticized & classified loans / total gross loans = 2.74%

Non-performing loans / total gross loans = 1.15%

Net charge-offs / average gross loans[1] = 0.08%

[1] Annualized

New Q2 loans[1] are in diverse sectors

new loans are in good sectors with strong credit metrics

New loan originations 2Q2024


Other Construction 2%
C&I 15%
Commercial Use 30%
$73M
Multi-Family 4%
Residential 8%
Residential Construction 41%

Weighted average LTV[2] is

62%

Weighted average rate is

8.29%

[1] Excludes consumer loans

[2] Excludes C&I loans as they are generally lines of credit margined against eligible accounts receivable

CRE "office" exposure is low

Current Balance of Office Portfolio [1]
(millions)

Category	Location				
	DC	MD	VA	Other	Total
Medical		$22	$15	<$1	$38
Mixed use	<$1	$3	$3		$6
Office building	$1	$2	$4		$7
Office conversion [2]	$12		$32		$44
Total	**$14**	**$27**	**$54**	**<$1**	**$95**

$13 million
Exposure to mixed-use buildings and office buildings

[1] As-of 6/30/24. Investor CRE Office includes call codes 1A1, 1A2, and 1E2
[2] Office to Residential Conversion are projects underwritten with the intent of converting vacant office to residential units

Construction loans performing with good metrics

portfolio is well diversified with good interest rates, loan-to-values and payment reserves

	Location & Balance (millions)					Risk Metrics[1]	
Construction	DC	VA	MD	Other	Total	Weighted Interest Rate	Weighted LTV
Hospitality			$12		**$12**	9.50%	63%
Industrial	$35	$1			**$36**	7.00%	57%
Mixed Use	$10				**$10**	8.97%	59%
Multi-Family	$112	$12	<$1	$20	**$145**	8.29%	61%
Other		$31	$9	$9	**$49**	8.39%	47%
Residential	$70	$58			**$128**	9.35%	61%
Retail	$17				**$17**	9.07%	69%
Self-storage				$14	**$14**	8.18%	50%
Total	**$244**	**$102**	**$22**	**$43**	**$411**	**8.68%**	**59%**

[1] Weightings based on maximum possible balance at time of origination.

89% of construction loans have a customer-funded payment reserve account - currently totaling $15.9 million

Non-owner occupied commercial real estate metrics

portfolio is well diversified by type and location with good interest rates, loan-to-values, and occupancy

	Location & balance (millions)					Risk metrics[1]		
Type	DC	VA	MD	Other	Total	Weighted interest rate	Weighted LTV	Weighted occupancy
Hospitality	$29	$88	$61	$0	**$178**	6.58%	65%	---[2]
Industrial	$0	$6	$15	$6	**$27**	7.09%	59%	90%
Office	$14	$54	$27	$0	**$95**	7.57%	60%	66%
Retail-Commercial	$59	$96	$43	$12	**$210**	6.08%	56%	75%
Multi-Family	$214	$17	$7	$0	**$238**	6.56%	68%	79%
Total	**$316**	**$261**	**$153**	**$18**	**$748**	**6.54%**	**62%**	**71%**

[1] Weightings based on maximum potential balance at time of origination

[2] Hospitality relies upon individual STR data

Owner-Occupied loans have good metrics

portfolio is well diversified with good interest rates and loan-to-values

	Location & balance (millions)					Risk metrics[1]	
Owner industry	DC	VA	MD	Other	Total	Weighted interest rate	Weighted LTV
Accommodation and food services	$19	$11	$3	$11	$44	5.88%	69%
Waste management	$0	$4	$5	$0	$9	5.49%	56%
Arts, entertainment, and recreation	$0	$37	$0	$0	$37	6.91%	63%
Construction	$14	$16	$4	$0	$34	5.97%	69%
Educational services	$29	$5	$0	$0	$34	5.98%	59%
Health care and social assistance	$5	$16	$18	$0	$39	7.05%	66%
Information	$0	$4	$0	$0	$4	4.39%	50%
Manufacturing	$0	$6	$0	$0	$6	4.22%	56%
Other services (except public admin)	$6	$47	$16	$1	$70	6.21%	62%
Profess'l, scientific, and technical	$3	$6	$0	$0	$9	5.41%	73%
Real estate and rental and leasing	$1	$4	$2	$0	$7	6.31%	68%
Retail trade	$1	$25	$9	$0	$35	6.26%	68%
Wholesale trade	$0	$1	$0	$7	$8	5.98%	73%
Total	**$78**	**$182**	**$57**	**$19**	**$336**	**6.19%**	**65%**

[1] Weightings based on maximum potential balance at time of origination.

Earning asset stress-test results in continued strong capital ratios after stress loss estimates

Pre-stress and post-stress capital ratios


CET1 risk-based capital ratio
15.5%
15.8%
15.4%
15.8%
16.1%
15.9%
13.4%
14.0%
14.6%
14.9%
14.0%
13.6%
7.0%

	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24
Stress loss Estimates (000's)	$29,350	$32,539	$35,661	$31,840	$38,667	$42,476

Post-stress CET1 / RBC — Pre-stress CET1 / RBC — Regulatory Threshold

Well-capitalized threshold for the common equity tier 1 (CET1) risk-based capital ratio is 7%.

Share buyback program accretive to book

- Repurchased 41,858 shares between February and June 14, 2024
- Average repurchase price $17.50

Capital stack is well structured

Return on capital components

Component	Outstanding (million)	Rate of Return	Percent of Capital Stack
Common Stock	$223 [1]	5.3% [2]	71%
Subordinated debt	$73	3.9% [3]	23%
Preferred Stock	$27	7.5%	9%
AOCI	-$8	-	-3%
TOTAL	$315		100%

[1] Includes the Allowance for Credit Losses (ACL)
[2] 2Q24 Return on Total Common Equity (ROTCE)
[3] Weighted average yield

Projections for remainder of 2024

- Estimated expense run rate to increase 2.0% per month
- Single-digit loan growth for remainder of year

Why did we choose Banking as a Service as a strategy?


AV
FDIC
Put our bank in your app
The Avenu platform is built as a direct extension to our banking core, allowing you to have a one-to-one relationship with your development platform, bank, and customers. There are no bloated fee structures, layered tech stacks, or compromises to compliance standards.
AVENU

Branch strategy vs technology strategy

15 branch expansion

average $2 billion bank has 22-25 branches, we have 6

assumptions

- annual fixed cost per lease and buildout is $130k x 15
- Yr 1 DDA $5 million, grow to $20 million in yr 5

Total annual fixed expense

$1,950,000

Total DDA

Yr 1 $75 million

Yr 5 $300 million

Banking as a Service

high barrier to entry and little competition

assumptions

- Amortize tech over 10 years $1.8 million / year
- Yr 1 DDA $225 million, grow to $1 billion in yr 5

Total annual fixed expense

$1,800,000

Total DDA

Yr 1 $225 million

Yr 5 $1 billion

Traditional branch deposit gathering
has forever changed for community banks

Changing customer perceptions

- little concern over the number of, or location of accounts
- digital access = convenience, and convenience is everything
- yield chasers find "better" alternatives online
- few people under 65 have ever bought a CD
- loyalty defined by customer's value proposition

The new generation has been raised on fintech products. In many cases they've never gone to a branch—they're truly digital natives who may have used only virtual cards.

- Francesca Carlese, UK CEO Revolut

Branch vs technology - if you build it, will they come?

15 branch expansion

average $2 billion bank has 22-25 branches, we have 6

assumptions

- annual fixed cost per lease and buildout is $130k x 15
- Yr 1 DDA $5 million, grow to $20 million in yr 5

Total annual fixed expense

$1,950,000

Total DDA

Yr 1 $75 million

Yr 5 $300 million

Banking as a Service

high barrier to entry and little competition

assumptions

- Amortize tech over 10 years $1.8 million / year
- Yr 1 DDA $225 million, grow to $1 billion in yr 5

Total annual fixed expense

$1,800,000

Total DDA

Yr 1 $225 million

Yr 5 $1 billion

Do consumers go to branches?

or is a branching strategy now just a field of dreams?



Embedded finance will become all-pervasive by 2030[1]

Small and medium-sized business segment will account for

$150 billion

Consumer segment will be worth

$120 billion

[1] Coauthored by BCG & QED Investors, June 2024, *Prudence, Profits, and Growth*, 2nd edition

But...

The BaaS field is littered with consent orders

and the bones of middleware

SINCE MARCH 2023, THE THREE PRUDENTIAL BANK SUPERVISORS HAVE ISSUED CONSENT ORDERS TO 12 BANKS

CONSENT ORDER

Banking is a highly regulated industry

Each time a bank gets it wrong, the regulatory bar rises higher

- Our objective has always been to build a compliant solution
  - version 1.0 was to be 85% automated with regtech [1]
  - version 1.1 was to be 90% automated with regtech
  - version 1.2 was to be 100% automated with regtech

- We pivoted and version 1.2 became our launch version

[1] technology won't solve for 100% of compliance requirements, there will always be a need for human interpretation, which is also included in our model

Time to launch vs time to resolve a Consent Order


Avenu build commenced
Q1 2021
15 quarters to build
Ready to launch
Q3 2024

Delay launch 4 quarters to meet rising regulatory bar vs 4-5 years to work through regulatory Consent Order

Avenu on the horizon

Fintech partners joining Avenu

Status	Number of fintech partners
in production	1
in sandbox	1
contract signed, starting integration	5
waiting for licenses to proceed	2
pending decision by fintech	3

7 underway

5 nearing decision

Avenu spend to-date is efficient

Assets & liabilities June 30, 2024	(000's)
Computer software (Capitalized)	$17,205
Other assets	$72
Total assets	**$17,277**
Non-interest-bearing deposits	$19,538
Interest-bearing deposits	$1,690
Total deposits	**$21,228**

Avenu performance

Income Statement 2024 YTD

	(000's)
Service charge Income	$309
Income from deposits [1]	$825
Total income	**$1,134**
Employee compensation	$776
Other expenses	$1,462
Compliance expenses	$77
Total expense	**$2,315**
Net Income before taxes	**-$1,181**

[1] Determined by using the weighted average Effective Fed Funds Rate for 2024 YTD and average NIBs for 2024 YTD.

Strategic balance sheet growth



May 2004 $12.5M Private Placement of Common Stock
August 2005 $12.6M Private Placement of Common Stock & Began trading on OTC Market
December 2014 $12.8M Private Placement of Common Stock
July 2016 Formed Holding Company / Began Trading on OTCQX
January 2017 $15M Sub-Debt Offering
October 2017 $18.4M Private Placement of Common Stock
August 2018 $45M Private Placement of Common Stock
April 2019 Became SEC Registrant and Began Trading on NASDAQ Capital Market
September 2020 $28.75M Depository Share Offering
April 2021 $30M Sub-Debt Offering
March 2022 $44M Sub-Debt Offering
'04
'05
'14
'16
'17
'18
'19
'20
'21
'22
Total Assets
$46
$83
$106
$146
$186
$236
$240
$283
$272
$277
$345
$487
$576
$808
$1,101
$1,277
$1,643
$1,647
$1,926
$2,035
$2,094
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
(Assets $ millions)

Financial highlights

	Year-End Financials					Quarter-End Financials				
In $000 unless otherwise noted	2020	2021	2022	2023	Q2'24 LTM	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24
Interest Income	62,072	64,199	83,845	124,123	130,473	30,706	31,694	33,078	32,374	33,327
Interest Expense	16,095	10,663	13,836	48,176	64,227	11,435	13,116	16,071	17,001	18,038
Net Interest Income	45,977	53,536	70,010	75,947	66,247	19,271	18,578	17,007	15,373	15,289
Noninterest Income	7,493	6,110	4,834	3,638	3,588	810	963	861	891	873
Realized Gains on Securities	0	6	4	0	0	0	0	0	0	0
Total Revenue	53,470	59,645	74,843	79,585	69,835	20,081	19,541	17,868	16,264	16,162
Noninterest Expense	30,300	32,865	39,057	45,120	47,557	10,852	11,429	11,136	12,324	12,668
Pre-Tax Pre-Provision Income (Non-GAAP)	23,170	26,782	35,787	34,464	22,278	9,229	8,112	6,732	3,940	3,494
Provision for (recovery of) Credit Losses	3,610	-1,175	2,398	1,642	1,164	638	255	466	-195	638
Net Income before Taxes	19,560	27,956	33,389	32,823	21,114	8,591	7,857	6,266	4,135	2,856
Provision for Taxes	3,843	5,785	6,714	6,239	3,704	1,645	1,516	1,120	830	238
Net Income (GAAP)	15,717	22,171	26,674	26,584	17,410	6,946	6,341	5,146	3,305	2,618
Less: Realized Gains (Losses)	0	-6	-4	0	-48	0	0	0	0	-48
Plus: Tax Act Changes	0	0	0	0	0	0	0	0	0	0
Total Core Adjustments Pre-Tax	0	0	0	0	-48	0	0	0	0	-48
Total Core Adjustments Post-Tax	0	-4	-3	0	-38	0	0	0	0	-38
Core Net Income (Non-GAAP)	15,717	22,167	26,671	26,584	17,448	6,946	6,341	5,146	3,305	2,656
Average Assets	1,498,188	1,685,140	1,744,029	1,931,805	2,013,920	1,912,653	1,929,490	1,998,196	2,037,469	2,090,525
Average Equity	149,160	179,123	190,839	209,921	218,803	207,962	213,247	216,669	222,100	223,194
Average Tangible Common Equity	141,189	151,327	158,105	170,662	176,982	169,415	173,144	175,478	179,760	179,545

Financial highlights - continued

In $000 unless otherwise noted	Year-End Financials 2020	2021	2022	2023	Q2'24 LTM	Quarter-End Financials Q2'23	Q3'23	Q4'23	Q1'24	Q2'24
Performance Metrics (%)										
ROAA	1.05	1.32	1.53	1.38	0.86	1.46	1.30	1.02	0.65	0.50
ROAE	10.54	12.38	13.98	12.67	7.96	13.40	11.80	9.42	5.97	4.70
ROATCE	11.13	13.18	16.87	15.58	9.84	16.44	14.53	11.63	7.37	5.85
Core ROAA (Non-GAAP)	1.05	1.32	1.53	1.38	0.87	1.46	1.30	1.02	0.65	0.51
Core ROAE (Non-GAAP)	10.54	12.38	13.98	12.67	7.97	13.40	11.80	9.42	5.97	4.77
Core ROATCE (Non-GAAP)	11.13	13.18	16.87	15.58	9.86	16.44	14.53	11.63	7.37	5.93
Net Interest Margin (%)	3.21	3.33	4.18	4.06	3.45	4.19	3.95	3.48	3.22	3.13
Net Interest Margin - Tax Equivalent Yield (Non-GAAP) (%)	3.23	3.35	4.19	4.08	3.46	4.21	3.97	3.49	3.24	3.15
Common Equity	140,402	161,525	171,019	194,254	197,452	183,246	186,481	194,254	195,859	197,452
Less: Total Intangible Assets	0	2,493	9,149	14,657	17,205	12,267	13,373	14,657	15,691	17,205
Tangible Common Equity (Non-GAAP)	140,402	159,032	161,870	179,597	180,247	170,979	173,108	179,597	180,168	180,247
Total Assets	1,643,165	1,647,402	1,925,751	2,035,432	2,093,746	1,948,429	2,021,491	2,035,432	2,070,015	2,093,746
Less: Total Intangible Assets	0	2,493	9,149	14,657	17,205	12,267	13,373	14,657	15,691	17,205
Tangible Assets (Non-GAAP)	1,643,165	1,644,909	1,916,602	2,018,775	2,076,541	1,936,162	2,008,118	2,018,775	2,054,324	2,076,541
Total Equity / Tangible Assets (%) (Non-GAAP)	10.20	11.46	10.35	10.97	10.82	10.87	10.65	10.97	10.86	10.82
Common Shares Outstanding (actual)	7,443,842	7,595,781	7,442,743	7,527,415	7,598,529	7,522,297	7,524,887	7,527,415	7,614,090	7,598,529
Tangible Book Value per Common Share ($) (Non-GAAP)	18.86	20.94	21.75	23.86	23.72	22.73	23.00	23.86	23.66	23.72

Definitions

GAAP - Generally Accepted Accounting Principles

EPS – Earnings Per Share

ROAA - Return on Average Assets

ROAE - Return on Average Equity

ROATCE - Return on Average Tangible Common Equity

ACL - Allowance for Credit Losses

NCOs - Net Charge-Offs

CET1 – Common Equity Tier-1

CET1-RBC – Common Equity Tier-1 Risk-Based Capital

CRE - Commercial Real Estate

AOCI - Accumulated Other Comprehensive Income

TBV - Tangible Book Value

LCR - Liquidity Coverage Ratio

$MM - Millions of Dollars

($000) - Thousands of Dollars

YTD - Year-to-Date

LTM – Last Twelve-Months